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                               SUBSIDIARY GUARANTY

         GUARANTY, dated as of February 20, 1996 (as amended, modified or supplemented from time to time, the "Guaranty"), made by each of the undersigned (each a "Guarantor" and collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                               W I T N E S S E T H

         WHEREAS, Noble Broadcast Group, Inc. ("Parent"), Noble Broadcast Holdings, Inc. (the "Borrower") and Broadcast Finance, Inc., an Ohio corporation (the "Lender"), have entered into a Credit Agreement of even date (as amended, modified or supplemented from time to time, the "Credit Agreement), providing for the making of Loans to the Borrower as contemplated therein;

         WHEREAS, each Guarantor is a wholly-owned direct or indirect Subsidiary of the Borrower;

         WHEREAS, it is a condition to the making of Loans under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

         WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lender to make Loans to the Borrower;

         NOW, THEREFORE. in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

         1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees to the Lender the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lender (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms, conditions and agreements contained in the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations" or the "Guaranteed Obligations"); provided, that the maximum amount payable by each Guarantor hereunder shall at no time exceed the Maximum Amount (as hereinafter defined) of such Guarantor. As used herein, "Maximum
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Amount" of each Guarantor means an amount equal to 95% of the amount by which
(i) the present fair saleable value of such Guarantor's assets exceeds (ii) the total liabilities of such Guarantor (including the maximum amount reasonably expected to come due in respect of contingent liabilities, other than contingent liabilities of such Guarantor hereunder) in each case determined on the Initial Borrowing Date or on the day any demand is made under this Guaranty, whichever date results in the higher Maximum Amount. Subject to the proviso in the second preceding sentence, each Guarantor understands, agrees and confirms that the Lender may enforce this Guaranty up to the full amount of the Guaranteed Obligations against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under the Credit Agreement.

         2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Lender whether or not due or payable by the Borrower upon the occurrence of the bankruptcy or insolvency of the Borrower and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Lender, or order, on demand, in lawful money of the United States; provided, however, that the maximum amount payable by each Guarantor pursuant to this Guaranty shall at no time exceed the Maximum Amount of such Guarantor.

         3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other party, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (v) any payment made to the Lender on the indebtedness which the Lender repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement. moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other Guarantor of the Borrower or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor of the Borrower or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations

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affecting its liability hereunder or the enforcement thereof. Any payment by the
Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

         5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Lender against, and any other notice to, any party liable thereon (including such Guarantor or any other Guarantor of the Borrower).

         6. The Lender may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

         (i) change the manner, place or terms of payments of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

         (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

         (iii) exercise or refrain from exercising any rights against the Borrower, any Guarantor, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

         (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

         (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lender regardless of what liabilities of the Borrower remain unpaid;

         (vi) consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or

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otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements; and/or

         (vii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

         7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

         8. (a) This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives and agrees not to assert any right it has under California Civil Code Section 2815 to revoke this Guaranty as to future indebtedness and any and all rights arising under California Civil Code Section 2814. If such revocation is effective and notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (i) no such revocation shall be effective until written notice thereof has been received by Lender, (ii) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms or other terms and conditions thereof), (iii) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on such date of such revocation, (iv) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (v) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

         (b) No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on any Guarantor in any case

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shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand. It is not necessary for the Lender to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Lender; and such indebtedness of the Borrower to any Guarantor, if the Lender, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Lender to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Lender's power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Lender may, at its election, foreclose on any security held by the Lender or the other Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

         (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest,

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notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Lender shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

         (c) Each Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Lender against the Borrower or any other guaranty of the Guaranteed Obligations (the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty. Each Guarantor hereby further waives any right to enforce any other remedy which the Lender now have or may hereafter have against any Other Party, and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lender to secure payment of the Guaranteed Obligations. Each Guarantor also waives all claims (as such term is defined in the Bankruptcy Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including, without limitation, its right to assert or enforce any such claims.

         (d) EACH GUARANTOR UNDERSTANDS THAT IF ALL OR ANY PART OF THE GUARANTEED OBLIGATIONS IS SECURED BY REAL PROPERTY LOCATED IN THE STATE OF CALIFORNIA, SUCH GUARANTOR SHALL BE LIABLE FOR THE FULL AMOUNT OF ITS LIABILITY HEREUNDER NOTWITHSTANDING FORECLOSURE ON SUCH REAL PROPERTY BY TRUSTEE SALE OR ANY OTHER REASON IMPAIRING SUCH GUARANTOR'S OR THE LENDER'S RIGHT TO PROCEED AGAINST ANY GUARANTOR OR ANY SUBSIDIARY OF SUCH GUARANTOR. EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS AND BENEFITS UNDER
SECTION 2809 OF THE CALIFORNIA CIVIL CODE (OR ANY SIMILAR LAW IN ANY OTHER JURISDICTION) PURPORTING TO REDUCE A GUARANTOR'S OBLIGATION IN PROPORTION TO THE PRINCIPAL OBLIGATION. EACH GUARANTOR HEREBY WAIVES ALL RIGHTS AND BENEFITS UNDER
SECTION 580A OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (OR ANY SIMILAR LAW IN ANY OTHER JURISDICTION) PURPORTING TO LIMIT THE AMOUNT OF ANY DEFICIENCY JUDGMENT WHICH MIGHT BE RECOVERABLE FOLLOWING THE OCCURRENCE OF A TRUSTEE'S SALE UNDER A DEED OF TRUST, ALL RIGHTS AND BENEFITS UNDER SECTION 580B OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (OR ANY SIMILAR LAW IN ANY OTHER JURISDICTION) STATING THAT NO DEFICIENCY MAY BE RECOVERED ON A REAL PROPERTY PURCHASE MONEY OBLIGATION, ALL RIGHTS AND BENEFITS UNDER SECTION 580D OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (OR ANY SIMILAR LAW IN ANY OTHER JURISDICTION) STATING THAT NO DEFICIENCY MAY BE RECOVERED ON A NOTE SECURED BY A DEED OF TRUST ON REAL PROPERTY

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IN CASE SUCH REAL PROPERTY IS SOLD UNDER THE POWER OF SALE CONTAINED IN SUCH
DEED OF TRUST, AND ALL RIGHTS AND BENEFITS UNDER SECTION 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (OR ANY SIMILAR LAW IN ANY OTHER JURISDICTION) IF SUCH SECTIONS, OR ANY OF THEM, HAVE ANY APPLICATION HERETO OR ANY APPLICATION TO SUCH GUARANTOR. IN ADDITION, EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING OR ANY OTHER PROVISION HEREOF, ALL RIGHTS, DEFENSES AND BENEFITS WHICH MIGHT OTHERWISE BE AVAILABLE TO SUCH GUARANTOR UNDER CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2814, 2815, 2819, 2820, 2821, 2822, 2825, 2838, 2839, 2845, 2846,
2847, 2848, 2849, 2850, 2855, 2899, AND 3433 (OR ANY SIMILAR LAW IN ANY OTHER
JURISDICTION).

         (e) GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED THE GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580D OF THE CODE OF CALIFORNIA CIVIL PROCEDURE OR OTHERWISE.

         11. In order to induce the Lender to make Loans pursuant to the Credit Agreement, each Guarantor represents, warrants and covenants that:

         (a) Such Guarantor (i) is a duly organized and validly existing corporation and is in good standing under the laws of the jurisdiction of its organization, and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified except where the failure to be so qualified would have a Material Adverse Effect.

         (b) Such Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms.

         12. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and when no Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in the Credit

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Agreement, and so that no Event of Default, is caused by the actions of such
Guarantor or any of its Subsidiaries.

         13. Each Guarantor hereby jointly and severally agrees to pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the enforcement of this Guaranty and the protection of the Lender's rights hereunder, and in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel employed by any of the Lenders).

         14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

         15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated in any manner whatsoever unless in writing duly signed by the Lender.

         16. Each Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with the contents thereof.

         17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement continuing after any applicable grace period), the Lender is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Lender to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to the Lender under this Guaranty, irrespective of whether or not the Lender shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. The Lender agrees to promptly notify the relevant Guarantor after any such set off and application; provided, however, that the failure to give such notice shall not affect the validity of such set off and application.

         18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Lender, as provided in the Credit Agreement and (ii) in the case of any Guarantor, at its address set forth opposite its signature below; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

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         19. If claim is ever made upon the Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note other instruments evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

         20. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE LENDER AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF OHIO OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF OHIO, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM TO ANY SUCH COURTS LACK OF JURISDICTION OVER SUCH GUARANTOR, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH GUARANTOR. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION.

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         (C) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY
NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (B) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition has been approved in writing by the Lender) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

         22. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN AN ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         23. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

         24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

                                 *     *     *

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         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:

4891 Pacific Highway                       NOBLE BROADCAST CENTER, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


4891 Pacific Highway                       NOBLE BROADCAST OF COLORADO, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


4891 Pacific Highway                       NOBLE BROADCAST OF ST. LOUIS, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


4891 Pacific Highway                       NOBLE BROADCAST OF TOLEDO, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


4891 Pacific Highway                       NOVA MARKETING GROUP, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:

4891 Pacific Highway                       NOBLE BROADCAST LICENSES, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


4891 Pacific Highway                       NOBLE BROADCAST OF SAN DIEGO, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


4891 Pacific Highway                       SPORTS RADIO, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


4891 Pacific Highway                       SPORTS RADIO BROADCASTING, INC.
San Diego, California 92110                as Guarantor
Attention:  John T. Lynch
Telephone:       (619) 291-8510
Facsimile:       (619) 294-9393            By:  ________________________________
                                           Title:


Accepted and Agreed to:

BROADCAST FINANCE, INC.
      as Lender

By:   _________________________
Title:

                                       12